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                                  SUMMARY SHEET

LANDLORD:                    456 GLENBROOK ROAD ASSOCIATES, a partnership
                             organized and existing under the laws of the State of Connecticut.

ADDRESS                      One Barry Place
FOR NOTICE:                  Stamford, Connecticut 06902

TENANT: VC SOLUTIONS INC., a Delaware Corporation Authorized to do business in Connecticut

ADDRESS                      456 Glenbrook Road
FOR NOTICE:                  Stamford, Connecticut 06902

PREMISES:                    The area known as Space No. I on the Second Floor
                             of the premises known as 456 Glenbrook Road, Stamford, Connecticut, as more particularly shown in the sketch annexed hereto as Exhibit A.

RENTAL: Base Annual Rental of $31,200, payable at the rate of $2,600 per month, with the payment for September 1996 in the amount of $2,600 to be paid upon the execution of the lease, and thereafter equal consecutive monthly payments of $2,600 each, commencing on October 1996.

TERM:                        1 Year - commencing Sept 9, 1996 and ending Aug.
                             31, 1997.

PURPOSE:                     Office Use.

SECURITY:                    $5,200.00

PARKING:                     Five (5) automobiles.

ADMINISTRATIVE               No more than $15 per day and no more than $175
CHARGE:                      for any one month.

BROKER:                      Mark Beaudry of Mont Enterprises.

TAXES: Semi-annual tax base of $14,601.96 ($29,203.20 for full year).

PROPORTIONATE
SHARE:                       17.4%

ELECTRICITY:                 Tenant pays.

OPTION:                      1 Year at Cost of Living Increase, see Rider A.


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         THIS INDENTURE, made by and between the party designated as Landlord in the Summary Sheet attached hereto and made a part hereof hereinafter called the Landlord, which expression shall include its successors and assigns where the context so requires or admits and the party designated as Tenant in the Summary Sheet attached hereto and made a part hereof hereinafter called the Tenant, which expression shall include its successors and assigns where the context so requires or admits.

                              W I T N E S S E T H:

The parties hereto covenant and agree as follows:

         1. The said Landlord has leased and does hereby lease to said Tenant, the premises designated as "the Premises" in the Summary Sheet attached hereto and made a part hereof, subject to the collection of funds provided far herein. In the event the Tenant is a corporation then the individual signing on behalf of said corporation represents that he is authorized to act in behalf of said corporation.

         2. Said lease shall be for the term designated as such in the Summary Sheet attached hereto and made a part hereof for the Base Annual Rental set forth in said Summary Sheet payable in twelve (12) consecutive equal monthly payments as set forth in said Summary Sheet without set-off, each, to wit, on the first day of each and every month of each year during said term in advance, at the premises of the Landlord, or at such other place as the Landlord may direct.

         3. The term "Summary Sheet" refers to the page designated as such and attached hereto, which page is expressly made a part of the within Lease. The terms "Landlord" and "Tenant" used herein shall include the plural thereof and the necessary changes required to make the provisions hereof apply to corporations or partnerships or other entities or man or woman shall be construed as if made. The terms "Premises", "demised premises", and "leased premises" as used herein shall be interchangeable. The terms Base Annual Rental and Annual Base Rental as used herein shall be interchangeable.

         4. The Tenant shall use the demised premises for the purposes designated as "Purpose" in the Summary Sheet and for no other purposes. The setting forth of the purpose shall not be construed as a representation by the Landlord that the Premises may be used for the purpose specified nor that the other uses in the building of which the Premises is a part are compatible with said use.

         The Tenant acknowledges that the remainder of the building of which the Premises is a part, may be used for all other purposes consistent with zoning.

         5. The Tenant has this day deposited with the Landlord the sum set forth as Security in the Summary Sheet to secure the faithful performance of all of the terms and provisions of this lease. Said sum shall be returned without interest to the Tenant after the termination of the within lease, provided the Tenant has performed all of the terms of the lease on its part to be performed. In the event the Base Annual Rent is increased at any time during the term of this Lease, then the security provided for herein shall be increased in the same proportion as the Base Annual Rental has been increased. Said increase shall be paid with the first monthly installment of the increased Base Annual Rental and failure to pay same shall be


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treated as a default in the payment of rent.

         6. The Landlord covenants with the Tenant that Landlord has good right to lease the Premises in manner aforesaid, and that it will permit Tenant, tenant keeping all the covenants on its part as hereinafter contained to peacefully and quietly enjoy and hold the Premises during said term.

         7. The Tenant shall have the right to park in the common parking area that number of automobiles or in the area set forth in the Summary Sheet. It is understood that the Landlord shall have the right to alter said parking and modify the parking area (including specific designations) as long as Tenant's parking is within a reasonable distance from the Premises. No motor vehicle shall be parked for more than 48 consecutive hours and any parked vehicles must be in operable condition excluding temporary breakdown for reasonable periods of time. An administrative fee of $20.00 per day will be payable as additional rent for each day that any tenant is in violation of the provision in previous sentence. Sais aid sum shall be paid within ten (10) days after receipt of billing.

         8. If the said Tenant shall fail to pay the rent as aforesaid, within ten (10) days after it shall become due and payable, with or without demand for the same, or if the said Tenant shall assign this lease or underlet except as provided for herein, or otherwise dispose of the whole or any part of the Premises except as provided for herein or use the same for any purpose but that herein authorized, or fail to perform any of the promises or agreements on its part to be done and performed, as herein set forth, and shall not cure any of the aforesaid breaches (exclusive of a breach of the rent obligation) after twenty (20) days written notice, then this lease shall, at the option of the Landlord, thereupon terminate and expire, and it shall be lawful for the Landlord, at any time thereafter, without demand or notice, to have and repossess its former estate unless cured as aforesaid. In the event any cure other than non-payment of rent or additional rent shall reasonably require more than 20 days, than the Tenant shall have such additional time as is reasonably required provided the Tenant commences said cure within said 20 day period and diligently pursues said cure. And it is further agreed between the parties hereto, that whenever this lease shall terminate either by lapse of time, or by virtue of any of the express stipulations therein, the Tenant hereby waives all rights to any notice to quit possession as prescribed by the statute relating to Summary Process. No demand for rent for condition broken, as at common law, shall be necessary, to enable the Landlord to recover such possession pursuant to the statute relating to Summary Process.

         9. The Tenant further agrees to comply with and conform to all the laws and regulations of the State of Connecticut, the United States Government and their instrumentalities, and the ordinances, rules and regulations of the city where the Premises are located, and its duly authorized officers, relating to environment, hazardous waste, pollutants, health, nuisance, fire, streets and sidewalks, so far as the Premises are or may be concerned. Tenant shall not use any local sewers or septic systems for the unlawful disposal of waste products generated, originated, stored, or otherwise located upon the Premises, but shall dispose of the same off Premises and in accordance with all governmental regulations. Tenant shall not produce, generate, emit, store, bury, or dispose of any hazardous or toxic materials substances, or wastes upon the Premises except in compliance of all applicable law. Tenant shall indemnify and hold harmless Landlord from all claims, damages, loss, liability, penalty, and obligation actually incurred by the Landlord due to any breach of this article.


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         10. Tenant shall make no claim upon Landlord for any damage or injury caused to its property by any casualty; by the breaking of sewer, steam, water, electricity or gas pipes; nor by reason of any act, default or neglect of any other tenant in the same building, or of occupants of adjacent or contiguous buildings. The Landlord shall not be liable for any damage to any property at any time on the Premises, from steam, gas, or electricity, or from water, rain or snow, which may leak into, issue or flow from any part of said building, or from the pipes or plumbing works of same, nor for any damage caused by reason of any matter or thing whatever. The Tenant will protect, indemnify and forever save and keep harmless the Landlord from and against any loss, costs, damage and expense by or arising out of any breach or default in the performance or observance of any of the provisions, conditions or covenants of this indenture.

         11. If at any time proceedings in bankruptcy shall be instituted by or against the Tenant under the U.S. Bankruptcy Act, or make an assignment for the benefit of his creditors, or if a receiver or trustee be appointed of the property of the Tenant which is not vacated within 60 days, or if this (unless Premises reverts to Tenant within 60 days of transfer) lease shall by operation of law devolve upon or pass to anyone other than said Tenant personally, then to the extent permitted by law, in each and any of said events, this lease shall immediately end and terminate at the option of said Landlord. Upon such termination all future installments of rent unpaid and all other sums due and payable by the Tenant shall at once become due and payable at the option of the Landlord.

         In the event the Tenant, under a bankruptcy or like proceedings assigns the within Lease for consideration to a third party, any value that the Tenant debtor shall obtain shall inure to the benefit of the Landlord. In any event, the Landlord shall have a right of first refusal in connection with any proposed sale of Tenant's interest in this Lease which right must be exercised within fifteen (15) days after notification by the Tenant or Tenant's trustee or receiver or successor in interest of the terms of the proposed sale and assignment of said lease.

         12. The Tenant shall conduct his business in such a manner, both as regards noise and other nuisances, including but not limited to odors, as will not interfere with, annoy, or disturb any other tenant in the conduct of its business, or the Landlord in the management of the building.

         13. The specific remedies to which the Landlord or the Tenant may resort under the terms of this lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them or any provision of this lease. The failure of the Landlord or the Tenant to insist in any one or more cases upon the strict performance of any of the terms, covenants, and conditions of this lease, or to exercise any right or remedy herein contained, shall not be construed as a waiver or relinquishment for the future of such terms, covenants and conditions. The acceptance of rent by the Landlord after a default, shall not be held to be a waiver of any default and right to terminate this lease (except that tender of the full amount of rent due and acceptance thereof shall be a waiver of default for non-payment of rent) and any right to terminate for non-payment, and the Landlord may re-enter and take possession the Premises the same as if no rent had been accepted after such default.

         14. In the event the Landlord shall bring any summary process action, or any other


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action arising out of the Tenant's failure to perform any of the covenants and agreements on its part and shall prevail, it shall be entitled to reasonable attorney's fees in addition to taxable costs. Also, so long as the Tenant shall he a Tenant hereunder, the amount of such expenses shall be deemed to be additional rent hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such expenses.

         15. The Landlord shall at all times have the right to make such reasonable rules and regulations as may be deemed proper or advisable for the safety, care and cleanliness of the landlord's premises, of which the Premises is a part, and for the preservation of good order therein, all of which rules and regulations shall be uniformly applied by Landlord and shall be carried out and observed by the Tenant.

         16. In the event that the Tenant shall fail to pay the rent within fifteen (15) days after becoming due, then the Tenant shall pay an administrative charge and damages in an amount per day designated as such in the Summary Sheet until said rent shall be paid. In no event shall the administration charge exceed the amount designated as such in the Summary Sheet for any one month. The clause will not alter the express stipulation that any nonpayment may serve to expire and terminate the lease, as provided for herein, and shall be in addition and not in lieu of any other damages provided by law. Said sum shall be due and payable as additional rent within ten (10) days after/billing by Landlord.

         17. The Tenant takes the Premises "as is" subject to all zoning and planning rules and regulations and any other municipal or state laws, rules and regulations, except as specifically provided for herein. The Tenant represents that it has made its own independent examination with respect to the dimensions of the Premises and is satisfied with the same. If any square footage is set forth in the Summary Sheet with respect to the Premises, it is understood that the same was measured from the outside walls of the building to the midline of the interior walls with a 15% core area factor added to same. When the parties execute this lease it shall he conclusively presumed that any square footage is as stated in the Summary Sheet. In the event the demising walls are not in place at the time of the execution of this lease, then it shall be conclusively presumed that any square footage is as stated in the Summary Sheet from the time that the Tenant commences occupancy of the Premises. The Tenant further represents that if it has examined any map or schematic, of the demised premises, or any map or schematic is attached to the within lease, that said map or schematic was for illustrative purposes only, and the Tenant did not rely on said map or schematic.

         18. This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Tenant shall execute promptly any certificates that Landlord may request. Tenant hereby constitutes and appoints Landlord and Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant. Landlord will use its best efforts to obtain a non-disturbance agreement for the benefit or the Tenant from any future mortgagee.

         19. The Tenant shall carry general liability coverage in the amount of $1,000,000.00 single limit for personal injury and property damage. The Landlord shall be an additional named insured in all liability policies. All insurance provided for in this paragraph shall be effected


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under valid and enforceable policies issued by insurance companies of recognized responsibility authorized to do business in the State of Connecticut. All policies shall provide that each insured shall receive thirty (30) days notice of cancellation. The Tenant shall deliver to the Landlord evidence of the policy with proof of payment of premium thereon as of the date of this lease. The
Tenant shall deliver to the Landlord at least fifteen (15) days prior to the expiration date of any policy, any renewal thereof, with proof of payment of premium thereon. The Tenant shall have the right to furnish Landlord with certificates of insurance instead of insurance policies so long as the certificates of insurance cannot be canceled without notice. Except for Landlord's negligence Tenant agrees to indemnify and save harmless Landlord from and against any and all claims and demands of third persons (including but not limited to, those for death for personal injuries, or for loss or damage to property) occurring in or arising, directly or indirectly, out of or in connection with the use and occupancy of the Premises, or (without limiting the foregoing) as a result of any acts, omissions, or negligence of Tenant, or their respective contractors, licensees, invitees, agents, servants, employees, subtenants or other persons in or about the Premises, and from and against all costs, expenses, and liability occurring in or in connection with any such claim or proceeding brought thereon.

         20. The Tenant shall take good care of the Premises and any fixtures and- appurtenances therein and at its sole cost and expense shall make all repairs thereto as and when needed to preserve them in good working order and condition, except structural repairs as hereinafter set forth including, without limitation, normal maintenance, with reasonable precautions to prevent freeze-ups, and any repairs inherent in the normal operation of equipment. The Landlord shall make all structural repairs which are defined as repairs to the roof, brick or cement block walls. It is understood that any structural repairs necessitated by the negligent or willful acts of the Tenant shall be paid for by the Tenant. The term repair shall include replacements or renewals when necessary. Repairs shall be in quality and class at least equal to the existing work on the Premises. On default of the Tenant to do such work, the Landlord may do it for the Tenant' s account except for claims of personal injury. The Landlord's liability for repairs shall be limited to the cost of said repairs or replacements. The Landlord shall not be responsible for any interruptions to or loss of occupancy of the Premises while any repairs or replacements are being made. In the event any repair or work required to be performed by the Landlord in or upon the Premises or the Landlord's premises of which the Premises is a part (including, but not limited to work resulting from pollutants or work required by any appropriate governmental agency) which cost more than $10,000.00, the Landlord shall have the right to terminate the within lease upon ninety (90) days prior written notice, or such earlier termination as the appropriate governmental authority may require.

         21. The Tenant shall pay f or any change in the Premises as required by the Occupational Safety and Health Act of 1970, or for any other change necessary to make the Premises comply with any applicable building or fire code, provided said change is necessitated solely as a result of the particular use made of Premises by the Tenant.

         22. The Tenant shall pay as billed by the appropriate utility company for its own electricity and any other utilities used exclusively by it, and shall pay to the Landlord for its Proportionate Share of Landlord's expenses for common electricity as additional rent within fifteen (15) days after receipt of billing. Tenant shall also pay for electricity for any blower used in conjunction with a heater in the Premises.


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         23. The Landlord shall supply water for non-commercial use only, such as drinking purposes, toilet, etc. and Tenant shall pay its Proportionate Share for said water as an Operating Expense. In the event water is required for industrial or commercial purposes, Tenant shall install its own meter and pay for said water.

         24. The Tenant shall make no alterations without the written permission of the Landlord which permission will not be unreasonably withheld or delayed. All alterations, additions, or improvements that may be made by either of the parties hereto upon the Premises, except production equipment, moveable furniture and window air conditioning units installed by Tenant, shall at the option of the Landlord become the property of the Landlord and shall remain upon and be surrendered with the premises thereof at the termination of this lease without hinderance, molestation or injury. All items required by the Landlord to be removed must be removed by the Tenant at the termination of this lease and the premises shall be restored to its original condition, normal wear and tear excepted. All plumbing lines and electrical lines leading to or away from production equipment shall be considered improvements to the realty and shall remain on the Premises at the option of the Landlord.

         Tenant shall submit for Landlord's approval complete plans and specifications, and a schedule of implementation of the same in the Premises, describing all improvements to be made in the Premises ("Tenant' s Work") , and showing in detail the layout and the location of all utilities and partitions. The drawings shall accurately reflect and constitute acceptance of existing and as built physical conditions within the Premises. Tenant shall apply for all governmental approvals and permits required in connection therewith, and shall prosecute the applications diligently. Landlord shall join in the execution of applications to the extent necessary, but makes no representation or warranty in connection with and shall have no liability for Tenant's inability to obtain any necessary approvals or permits for any reason whatsoever, including, without limitation, zoning and building ordinances, laws, rules, and regulations. Upon the approval by Landlord of final plans and specifications, Tenant shall employ a contractor to complete the premises in accordance with the said approved plans, specifications, and schedule, and such contractor and subcontractors shall commence work as hereinbefore provided in this paragraph. Within thirty
(30) days after substantial completion of Tenant's Work, Tenant shall furnish to Landlord a complete set of "as built" plans and specifications. Tenant shall not commence any such work without first delivering to Land-lord a policy or policies of worker's compensation, liability, and property damage insurance, naming Landlord as additional insured, in limits and with companies acceptable to Landlord. All of Tenant's work shall be performed in accordance with all applicable legal requirements, all insurance requirements, and in a good and workmanlike manner. All of Tenant's construction and the installation of its fixtures and equipment shall be without interference with other construction or interruption or the business of other Tenants. Such construction and installation is and shall be at Tenant' s sole cost and risk, and Tenant shall hold Landlord harmless against any claims for injury to person or damage to property arising from Tenant' s work or caused by Tenant. If Tenant shall fail to perform any of the provisions of this lease relevant to its construction, then upon notification from Landlord to Tenant to cease work, Tenant shall remove from the Premises all agents, employees, and contractors of Tenant forthwith, until such time as Landlord shall have given its consent in writing for resumptions of work, which consent shall not be unreasonably withheld or delayed, and Tenant shall in connection therewith, have no claim for damages of any nature whatsoever against Landlord.


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         Throughout the performance of Tenants Work or Alterations, Tenant, at its expense, shall carry, and require any of its contractors to carry, worker's compensation insurance in statutory limits, employer's liability in a minimum amount, comprehensive general liability insurance, including complete operation endorsement and broad form general liability endorsement and comprehensive auto liability, including owned, non-owned and hired vehicles, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord with evidence that such insurance is in effect at or before the commencement of Alterations and, on request, at reasonable intervals thereafter during the continuance of Alterations. All insurance requirements by this subparagraph must name Landlord as an additional named insured. If any Alterations shall involve the removal of any fixtures, equipment or other property in the premises which are not Tenant's Property, such fixtures, equipment or other property shall be promptly replaced at Tenant's expense with new fixtures, equipment or other property of like utility and at least equal value unless Landlord shall otherwise expressly consent.

         Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Alteration, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant, which shall be issued by the City where premises is located, or any other public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord from and against any and all mechanics' and other liens and encumbrances filed in connection with Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant, including, without limitation, security interests in any materials, fixtures or articles so installed in and constituting part of the Premises and against all costs, expenses and liability incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure a discharge of record of all such liens and encumbrances within sixty
(60) days after filing thereof.

         25. In the event that the Premises shall be partially damaged by fire or other insured casualty, the Tenant shall give immediate notice thereof to the Landlord, and the structure shall be repaired at the expense of the Landlord as speedily as possible (but due allowance shall be made for any delay arising in connection with adjustment of the fire insurance loss, or from what are known as "Labor Troubles", or other cause beyond the control of the Landlord) and the rent accruing shall not cease. In the event that the damage shall be so extensive as to render more than 25% of the Premises untenantable, the rent shall cease until such time as the Premises shall again be put in repair, but in the event of the building being damaged by fire or otherwise to such an extent as to render it necessary in the judgment of the Landlord or the owners thereof to rebuild the same (and whether or not the Premises be affected), then, upon notice to the Tenant, and from thenceforth this lease shall cease and come to an end, and the rent shall be apportioned and paid up to the date of such damage. Nothing herein shall be construed to relieve the Tenant from its liability for negligence.

         26. All amounts (other than Base Annual Rental) payable to Landlord by Tenant under this lease shall be deemed additional rent and Landlord shall have the same rights and remedies by reason of non-payment of such additional rent as if Tenant had failed to pay an installment of Base Annual Rental.

         27. The Landlord shall at all reasonable times upon notice have access to the Premises for the purpose of showing the same to applicants for purchase, mortgage or lease,


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or examining the same, or making repairs or alterations and without notice in the event of emergency.

         28. The Landlord shall have at any time the right and privilege of making any and all repairs and alterations in the Premises that it may desire, upon giving the Tenant notice of intention to make such alterations and repairs; and the Tenant shall make no claim for any damage, loss, cost of expenses, business interruption, arising out of such alterations or repairs, provided all such alterations and repairs shall be made within a reasonable time and do not unreasonably interfere with Tenant' s operation, giving due consideration for the work to be performed.

         29. In case this lease be terminated by reason of the act, default, or neglect of the Tenant, or in the case of any such default, re-entry, expiration and/or dispossession by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration, together with such reasonable expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage and/or putting the Premises in good order, or for preparing the same for re-rental; and (b) Landlord may re-let the Premises or any part/parts thereof either in the name of Landlord or otherwise, for a term or terms, which may at Landlord' s option be less than or exceed the period which would otherwise have constituted the balance of the-term of this lease and may grant concessions or free rent to the extent it is commercially reasonable for similar space; (c) Tenant or the legal representatives of the Tenant shall also pay Landlord as liquidated damages for the failure of the Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved for the balance of the term and/or covenanted to be paid for the balance of the term and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of term of this lease. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Landlord may incur in connection with re-letting, such as reasonable legal expenses, reasonable attorneys' fees, brokerage actually incurred and for keeping the Premises in good order or for preparing the same for reletting. Any such liquidated damages shall be due at once or at Landlord's option, paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency. Landlord at Landlord's option, may make such alterations, repairs, replacements in the Premises as Landlord in Landlord's sole judgment considers advisable and necessary for the purpose of re-letting the Premises; and the making of such alterations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall make reasonable efforts to re-let the Premises. However, in the event that the Premises are re-let, the Tenant shall remain responsible for the aforesaid damages for Landlord's failure to collect the rent under such re-letting, provided Landlord makes reasonable efforts to collect such sum. Nothing herein shall require Landlord to commence an action to collect the rent under such re-letting.

         30. The Tenant shall have no right to give a security interest to any creditor or vendor on items which would constitute an alteration, addition or improvement herein. Nothing in this lease shall be construed by any person supplying materials or labor as consent by the Landlord for such work to be performed so as to permit the placing of any mechanic's liens. The Landlord shall not be responsible for any work ordered by the Tenant.


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         31. If the Tenant shall default in the performance of any of the terms, covenants and conditions of this lease, the Landlord, after thirty (30) days written notice to the Tenant specifying such default, may perform the same for the account and at the expense (including reasonable counsel fees actually incurred) of the Tenant and the amount of any payments made or other expenses made by the Landlord for such purpose, with interest thereon at the rate of ten (10%) percent per annum, shall be deemed additional rent and forthwith shall be repaid by the Tenant to the Landlord, or, at the Landlord's election, may be added to any subsequent installment of rent due and payable under this lease.
The provisions of this paragraph shall be inapplicable if within twenty (20) days after such notice by the Landlord, the Tenant shall have cured such default, or shall have commenced and shall be diligently proceeding to cure it.

         32. The Tenant shall have a right to erect and place a sign in such area as the Landlord may permit, subject to the rules and regulations of the Landlord and to the prior written consent of the Landlord and any applicable municipal regulations, which consent shall not be unreasonably withheld or delayed.

         33. Any and all notices required or permitted to be given under any of the provisions of this lease shall be in writing and shall be sent by a nationally recognized private carrier of overnight mail or by registered or certified mail, return receipt requested, addressed to the Landlord at the address designated for notice in the Summary Sheet, and to the Tenant at the address designated as such in the Summary Sheet, or to such other addresses as either of the parties hereto shall designate in the manner herein provided. Any notice thus given by either party shall be deemed to have been given at the time such notice shall be mailed, as aforesaid, in any post office or branch post office regularly maintained by the United States government or deposited with such overnight carrier. All notices shall be deemed to have been received three
(3) business days after notice is given.

         34. The Tenant will commit no waste nor suffer the same to be committed therein, nor injure or misuse the Premises, and replace all broken or damaged window glass and will deliver up to the Premises broom clean at the expiration or sooner termination of its tenancy, in as good condition as they are now in, or shall be put in by the said Landlord during said term, ordinary wear and tear, fire and other unavoidable casualties excepted. The term waste shall include wastage of water and heat.

         35. The Tenant agrees that it will not assign the lease or sublet the whole or any portion of the premises without the prior written permission of the Landlord, which will not be unreasonably withheld or delayed. It is understood that if the Landlord consents to said assignment or sublet and building is not fully lease, that a condition of said approval will be that any consideration paid or rent paid by said assignee or sub-tenant for said assignment or sub-tenancy, shall be shared equally between the Landlord and the Tenant to the extent that it exceeds the rental provided for herein or exceeds the rental divided by the square footage of the demised premises multiplied by the square feet sublet in the event that less than the whole premises is sublet. In the event, of a sub-let and Tenant fails to pay rent as provided herein, the Landlord at any time shall have the right to demand that the sub-tenant pay its rent directly to the Landlord and in the event the sub-tenant shall fail to do so, the Landlord shall have the right to evict the sub-tenant in the same manner as if it were the Tenant.

         36. In the event the whole of the Premises is taken by any government or corporation or other entity under the right of eminent domain, then this lease shall terminate as of the date that title vests in the condemning authority/and the rent shall cease at such time.

               In the event the Premises is partially taken, either party shall have the right to te terminate if the party so elects in writing, within sixty
(60) days after title vests in the condemning authority. In the event of a partial taking and this lease is not terminated, the tenancy shall continue under the terms provided for herein, the Landlord shall restore the Premises if necessary, at its sole expense and the rent, and additional rent provided for herein shall be adjusted proportionately on a square foot basis with a reasonable adjustment in the event of a decrease in parking having an effect on Tenant business. In no event shall the Tenant have the right to claim for the unexpired term of the lease, and it shall not share in any award of the Landlord due from the condemning authority. Nothing herein shall preclude the Tenant from making any claim with the condemning authority for its personal property and machinery and equipment, moving expenses, if any, provided this does not interfere with Landlord's award.

         37. In the event shall fail to surrender the Premises upon termination and demand, Landlord, in addition to all other remedies available to it hereunder, shall have the right to receive, as liquidated damages for all the time Tenant shall so retain possession of the Premises or any part thereof, an amount equal to. 150% the monthly rental payment for each month or part thereof. If Tenant remains in possession of the premises after the expiration of the term of the within Lease with Landlord's consent, such continued occupancy shall be deemed to be a Tenancy at Will terminable on the last day of any month after thirty (30) days written notice by either party under the same terms and conditions of the within Lease and not a renewal of this Lease and the Landlord shall be entitled to rental in an amount equal to 115% of the monthly rental payments for each month or part thereof that the Tenant remains. Any breach of the within Lease by the Tenant including but not limited to nonpayment of rent shall be deemed to be a continuing breach during the Tenancy at Will tenancy.

         38. Tenant agrees to furnish to third parties designated by Landlord, from time to time, certificates stating whether or not its Lease is in full force and effect in accordance with its terms, whether or not there are any amendments thereto, the date to which rent has been paid and whether or not Tenant has exercised any renewal option contained herein and whether or not Tenant has any claims against Landlord hereunder.

         39. Tenant shall not accumulate any boxes, waste material or any other rubbish outside of the Premises except in the areas and containers designated for such purpose.

         40. At trial the submission by the Landlord of any bills received for items to be paid by the Tenant for the within Lease shall be prima facie evidence as to the amount of billing and its reasonableness.

         41. All property permitted or required to be removed by Tenant at the end of the term remaining in the Premises after Tenant's removal shall be deemed abandoned and may, at the election of the Landlord, either be retained as Landlord's Property or may be removed from the Premises by Landlord at Tenant's expense provided Landlord shall send to Tenant 30 day notice of its intention. If the Premises becomes vacant, deserted or not in active operation for a period of thirty (30) days and rent is not paid when due, then the Premises and its contents, at Landlord' s option, shall be deemed to have been abandoned and the Landlord shall have the right to remove all of said contents and dispose of as the Landlord sees fit, provided that the Landlord shall give written notice to Tenant to remove its property within 30 days after the mailing of said notice and the Tenant shall fail to remove within said 30-day period. Notice required under his paragraph may be sent by certified mail without return receipt.

         42. If, in connection with obtaining financing for the land and/or building, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or material adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Premises. Landlord shall reimburse Tenant for any reasonably incurred legal fees in complying with the provisions of this subparagraph.

         43. If Landlord is unable to give possession of the Premises on the date of the commencement of the term hereof because of the holding over or retention of possession of any Tenant or occupant, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of this Lease shall not be impaired nor shall the same be construed to extend the term of this Lease, but the rent payable hereunder shall be abated until the Landlord shall have given Tenant written notice that the Premises are ready for occupancy.

         44. In the event the particular activities of the Tenant shall cause an increase in insurance rates for the Landlord or any other tenant of the Landlord, the Tenant shall pay, as additional rent, said excess to be paid within fifteen (15) days after receipt of billing by Landlord.

         45. The Lease contains the entire agreement between Landlord and Tenant relating to the leasing of the Leased Premises. Each party hereto expressly acknowledges and agrees that it is not relying upon any warranties, representations, promises or statements by the other party except to the extent that the same are expressly set forth in this lease.

         46. See Rider A annexed hereto for additional provisions of this lease.

         47. The parties recognize the broker set forth in the Summary Sheet as the broker who was the procuring cause of this Lease and Landlord shall pay its brokerage fee. This Lease is consummated by the Landlord in reliance on the representation of the Tenant that or other broker or agent, as the case may be, brought the premises to the Tenant' s attention or was in any way a procuring cause of this Lease. The Tenant hereby agrees to indemnify and hold harmless the Landlord against any liability by reason of the claim of any broker or agent for a commission on account of this Lease, provided, that it is adjudged by a court of competent jurisdiction that a commission is due by reason of such broker or agent calling the premises to Tenant's attention or interesting Tenant therein, said indemnity to include all costs of defending any such claim, including reasonable attorneys' fees. Landlord represents that it has given no broker an "exclusive" and will save the Tenant harmless for any brokerage claims based solely on an exclusive listing.

         48. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to see payment of the rent and performance of the covenants and conditions of this Lease.

         49. Landlord's obligations under this Lease (other than a failure to apply insurance proceeds for escrow funds in accordance with the terms of this Lease) shall be limited to the real estate of which the demised premises is a part or the proceeds of a sale of the real estate pursuant to foreclosure of a judgment against the Landlord.

         50. The parties are aware of the extensive delays with respect to jury trials. Therefore, Landlord and Tenant mutually waive any and all rights which either may have to request a jury trial in any proceedings at law or in equity in any court of competent jurisdiction.

         51. Tenant agrees that this Lease Agreement constitutes a commercial transaction for the purpose of and as provided in section 52-278F of the Connecticut General Statutes and the Tenant herein hereby waives any right it may have to a hearing prior to Landlord's obtaining a prejudgment remedy as provided for in such statute.

           IN WITNESS WHEREOF, the Landlord and the Tenant have respectively executed these presents this 9th day of September 1996.

Attest:

-------------------------------
                                                 Landlord
                                                 By:/s/
                                                    -----------------------
                                                        duly authorized

                                                 By:/s/ William E. Wheaton
                                                    ------------------------
                                                           Tenant

                                    RIDER "A"

         1. As additional rent, Tenant agrees to pay to the Landlord within fifteen (15) days after the presentation of the tax bill, Tenant's proportionate share (as hereinafter defined) of any taxes levied upon or assessed against the property of which the premises herein demised form a part, in excess of the amount of annual taxes set forth in the Summary Sheet to the extent that such excess is allocable to the term hereof. For the purposes of the preceding sentence, the term "taxes" shall include (a) all real estate taxes and special assessments levied upon or assessed against the land and buildings or any tax imposed on or in respect of the land and buildings or any rental income therefrom (computed as if the land and buildings were the sole property of Landlord) in total or partial substitution for real estate taxes (except general income taxes) . Tenant shall pay the total increase of taxes attributable to any improvement on the Leased Premises made by or for the Tenant but no part of any increase of taxes attributable to any improvement of the land and/or buildings made by any other tenant of Landlord.

         2. The tenant shall pay as additional rent its proportionate share of any liability, fire and extended coverage insurance premiums for the entire premises in excess of the insurance premium in effect on the first day of the month preceding the commencement of the term of this Lease to the extent such is applicable to the term hereof and the entire amount of any insurance increase particularly related to the activity of the Tenant. The Landlord reserves the right to make reasonable increases in its insurance coverage to reflect changing conditions. Said sum shall be paid within ten (10) days after receipt of billing by the Landlord.

         3. As additional rent, Tenant agrees to pay to Landlord the Tenant's Proportionate Share of any Operating Expenses (as hereinafter defined) in excess of such Operating Expenses for the calender year preceding the commencement of the term of the Lease (Expense Base Year) . During the month of July of each year, the Tenant will be billed for 1/2 of said excess for the period from the preceding January 1 through June 30. During the succeeding month of January of each year, the Tenant will be billed for the period from July 1 through December 31, adjusted to reflect actual expenses for the entire year. In the event the lease has commenced after commencement of a calender year or has been terminated before the end of the year, an appropriate adjustment shall be made to reconcile such actual Operating Expenses with the estimated payments made as aforesaid, within thirty (30) days after the statement setting forth actual Operating Expenses is submitted by the Landlord. In the event the lease has been terminated before the end of the year, the adjustment will be made at the termination of the tenancy, and any payments due may be added to or deducted from the security deposit.

         4. Tenant's Proportionate Share" will be the Proportionate Share as designated on the Summary Sheet.

         5. "Operating Expenses" shall mean all expenses incurred in in respect to the operation, maintenance and repair of the land land and buildings and replacement of parts thereof in accordance with generally accepted principals of sound management and generally accepted accounting practices as applied to the operation, maintenance, and repair of multi-purpose commercial in the City of Stamford, including, without limitation, (a) wages, salaries, and other compensation to Landlord's employees or agents engaged in the operation of the land, buildings and in the furnishings of cleaning, janitor, handyman and other like services, (b) costs of repairs to and replacement and physical maintenance of the land and buildings, (c) costs of painting any part of the buildings (other than painting costs incurred in connection with the occupancy of any tenant), (d) costs of cleaning services in the, buildings and areas adjoining and serving the buildings which are rendered for the benefit of all tenants in the buildings, (e) Management fees equal to 5% of the gross rentals and operating expenses shall be "net" only, and for that purpose shall be reduced by the amounts of any reimbursement or credit received or receivable by Landlord. Capital repairs, replacements and improvements will be expensed as amortized on the books of-the Landlord and paid only over the term of the lease. An equitable adjustment will be made in the event Landlord's premises is act fully occupied. Excluded from the term Operating Expenses is snow removal and garbage removal for which separate charges will be made as hereinafter set forth.

         6. The Tenant shall pay an additional rent within 15 days of billing the sum of $35.00 for each snow plowing and for each sanding of the common areas for the building of which the demised premises is a part.

         The Tenant shall also pay as additional rent the sum of $65.00 per month with its monthly rental payment for garbage removal. This monthly garbage removal payment is based upon, the present billing by an independent garbage collector for the entire building of which the demised premises is a part. In the event the monthly billing to the Landlord is increased, the $65.00 monthly garbage removal payment of the Tenant shall be increased in the same proportion as the Landlords billing has been increased or in the event Tenants usage shall cause an increase in billing, Tenant shall pay the entire cost of said increase. Landlord at its option may cease garbage removal for the entire building, in which event Tenant shall arrange and pay for its own garbage removal from the premises of which the Leased Premises is a part.

         7. The demised premises is electrically heated and air conditioned. The Tenant at its expense shall maintain said heating and air conditioning systems at its expense together with a reasonable preventative maintenance program.

         The demised is not separately metered but shares a meter with the tenant in the abutting space which space is known as Space No. 2 . The parties agree that as long as the existing tenant remains on its premises the Tenant will as additional rent pay 60% of the electricity as billed for the shared meter. In the event the abutting premises becomes vacant or another tenant occupies the premises with a significantly different electric usage, or Tenants electric usage is greater than normal office use an appropriate adjustment will be made by the Landlord between the parties that share said meter.

        8. During each year of the term, including the option term or extensions, if any, commencing September 1, 1997, the Base Annual Rent shall be increased as hereinafter set forth:

      The Base Annual Rent shall be increased in the same proportion as an increase in the Cost of Living as shown by the percentage difference between the Consumer Price index published by the Department of Labor, Bureau of Labor Statistics, for the New York, N.Y. /Northeastern New Jersey Urban Area ( All Items - all Urban Consumers), 1982-1994=100), for the month of July 1996, and the corresponding Consumer Price Index for the month of July preceding the appropriate year for the commencement of an increase and payable monthly as provided for in the Lease.

      For example, if the appropriate Consumer Price Index (C.P.I.) for July 1996, is 100 and the appropriate C.P.I. for July 1997, is 110 then the Base Annual Rental of $31,200.00 would be increased by 10% to $34,320.00 payable $2,860.00 per mouth commencing September 1, 1997 as provided for in the Lease.

         For the year commencing September 1, 1998 (if applicable)a similar computation will take place using the mouth of July 1996 and the month of July 1998 to compute the increase and so on for each year during the term.

         At no time will the Base Annual Rental be decreased. In the event there is a change in the Government reporting of the Consumer Price Index, then an appropriate adjustment will be made.

         In the event the Consumer Price Index is discontinued by the Department of Labor, Bureau of Labor Statistics and the parties cannot agree upon an appropriate substitute then the proof of such charges, upon request by the Tenant.

         8. Notwithstanding the provisions contained in the Lease Rider "A" such that the Tenant will, indemnify the Landlord from loss caused by any defaults by the Tenant the Tenant's use and occupancy of the premises, and any acts or omissions or negligence of the Tenant, such indemnity shall not apply in the event any claims arising out of the Landlords negligence.

         9. The insurance policies referred to in this Lease shall, to the extent obtainable, contain provisions waiving the insure's right of subrogation and to the extent such insurance provided for herein permits waiver of subrogation, Landlord and Tenant hereby release each other of and from liability for any clsim covered by insurance permitting waiver of subrogation. If, and to the extent, that such waiver of subrogation can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium with ten (10) days after receipt of written notice of the amount of such premium or sall be deemed to have agreed that the party obtaining said insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation.

         10. (a) In the event of a breach or threatened breach by Landlord of any of the covenants or provisions of this Lease, Tenant shall have the right to injunction and the right to invoke any remedy allowed at law or in equity. Mention in this Lease of any particular remedy shall hot preclude Tenant from any other remedy, in law or in equity.

             (b) In addition to any other remedy herein provided to Tenant for any failure or default by Landlord to comply with the terms and conditions of this Lease, Tenant without being under any obligation to do so, and without thereby waiving such default, may remedy such default of Landlord for the account and at the expense of Landlord. If Tenant makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to attorney's fees and costs in instituting, prosecuting or defending any action or proceeding, such sums paid and obligations incurred, together with interest at the rate of ten (10%) percent per annum, shall be paid to Tenant by Landlord, provided Tenant has given Landlord 15 days prior written notice and a reasonable opportunity to cure.

         11. The rights and remedies of each of the parties contained in this Lease are not intended to be exclusive, but as additional to any and all rights and remedies the parties would otherwise have by law.

         12. With respect to Paragraph 34 of the Lease, Landlord agrees to be responsible for exterior glass breakage if resulting from no fault of the Tenant. Tenant shall have the burden of proving that it was not at fault.

         13. In the event of partial condemnation and Tenant exercises its option to terminate within said 60 day period, the rent shall cease and the Lease shall terminate 30 days after tenant gives notice or when Tenant vacates after notice whichever is later. If Landlord gives notice then rent shall cease when Tenant vacates the premises.

                                    GUARANTY

A. In consideration of the letting of the premises described in the lease to which this guaranty is attached ("the Lease") , the undersigned DOES HEREBY ABSOLUTELY GUARANTEE to the landlord, its successors and assigns, the full and prompt performance by Tenant of all of the obligations of Tenant under the Lease, including, without limitation, the payment by Tenant of all rent reserved under the Lease, and any arrears thereof, and any other sum or sums required to be paid by Tenant under any of the terms of the Lease, that may be or become due or payable to Landlord, its successors and assigns, and the payment by Tenant of any and all Tenant of any of the covenants or agreements required to be performed by Tenant pursuant to the Lease.

         Said guaranty is limited to a sum not to exceed three (3) months rent, additional rent, any actual damage done to the demised premises, and any damages arising out of a breach of paragraph 9 of the Lease, together with reasonable attorney's fees in the event suit is instituted to collect and the landlord prevails.

B. The undersigned waives all requirements of notice of the acceptance of this Guaranty. This Guaranty shall be a continuing guaranty.

C. This Guaranty shall not be discharged, impaired, or in any way affected, nor shall the undersigned be liability hereunder, because or on account modification alteration, amendment, or extension, at any time and from time to time, of any of the terms Lease, or by reason of any other act or thing which, but for this provision of this Guaranty might be deemed a legal or equitable discharge of a surety, or by reason of the failure of Landlord, its successors or assigns, to proceed promptly or otherwise; and the undersigned hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing waivers, modification, alterations, amendments, extensions, or delays, or any of them.

This Guaranty shall inure to the benefit of Landlord, its successors and assigns, and shall bind the undersigned and its successors and assigns.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the day of 1995.

                                                   GUARANTOR:

                                                   /s/ William E. Wheaton
                                                   ----------------------------

                                                   ----------------------------

                      RIDER "B" TO LEASE AGREEMENT BETWEEN
              456 GLENBROOK ROAD ASSOCIATES AND VC SOLUTIONS, INC.

1.  Consent

         Where the Landlord's consent must be obtained, that consent will be unreasonably "delayed or qualified." In addition, such consent shall be deemed given within a ten (10) days unless the Landlord responds in writing to the contrary.

2.  Alternations

         Notwithstanding the language contained in Article 24 of the Lease, the Landlord's consent shall not be required where (a) the alterations do not adversely affect the building's appearance, its structural integrity, the building systems, or other Tenants; (b) the alterations are performed in a workmanlike manner equal in quality to the existing building, and in compliance with all laws and codes; (c) the Landlord is protected against liability from personal injury and property damage and from mechanics lien arising out of the alterations; and (d) the Landlord is given copies of the plans and specifications.

3.  Assignment and Sublease

         Notwithstanding the language contained in Article 35 of the Lease, the Tenant has the right to assign or sublease (collectively referred to hereafter as "sublease") to affiliated entities without consent. In addition, the Tenant shall also have the right to sublease without consent so long as it would not affect the Landlord's vital interests, such as subleasing to a reputable and financially responsible Tenant whose use is permitted under the lease and whose tenancy imposes no additional obligations upon the Landlord.

         Further, where the Lease requires that the Tenant equally share with the Landlord the net profit from a sublease, the determination of net profit shall be made by first deducting from the total of the rent received from the sub-tenant, reimbursement of all of the Tenant's costs in such subletting, including brokerage commissions, work letter, rent concessions, lease assumptions, the period the space was vacant before it was sublet, advertising costs, and legal fees.

4.  Brokers

         Notwithstanding the language contained in Article 47 of the Lease, the Tenant's representation and indemnity provision set forth therein shall not apply in the event a broker brings a frivolous claim based on minimal contact with the transaction. In addition, the Landlord shall indemnify and hold harmless the Tenant against brokerage claims arising from the Landlord's dealing with brokers.

5.  Compliance With Laws

         Notwithstanding the language contained in Article 9 and 21 of the Lease, the Tenant shall not be obligated to comply with laws applicable to the building at large, including but not limited to: installing sprinklers, fire escape exits, repairing building facades, or making capital improvements.

6.  Environmental Provisions

         Notwithstanding the language contained in Article 9 of the Lease, the Tenant's representation and indemnity provision set forth therein shall not apply in the event of any pre-existing environmental problems. The Landlord shall indemnify and hold harmless the Tenant from all claims, damages, loss, liability, penalty and obligations due to any breach of Article 9 as it relates to any pre-existing environmental conditions as set forth in Article 9 or as it relates to any environmental conditions caused by any other tenant.

         The Landlord represents that the premises known as 456 Glenbrook Road, Stamford, Connecticut do not contain hazardous substances, asbestos, PCBs, or underground storage tanks.

7.  Taxes

         Notwithstanding the language contained in Article 1 of Rider "A," the Landlord shall have the ability to challenge any assessments if the Landlord refuses to file and challenge or appeal.

8.  Operating Expenses

         Notwithstanding the language contained in Rider "A," the Landlord shall provide proof of such charges, upon request by the Tenant.

9.  Indemnity

         Notwithstanding the language contained in the Lease or Rider "A" such that the Tenant will indemnify the Landlord from loss caused by any defaults by the Tenant, the Tenant's use and occupancy of the premises, and any acts or omissions or negligence of the Tenant, such indemnity shall not apply in the event any claims arising out of the Landlord's negligence.

10.  Insurance

         The Landlord represents that the building is insured for damage by fire or other casualty sufficiently to rebuild.

11.  Waiver of Subrogation

         The insurance policies referred to in this Lease shall, to the extent obtainable, contain provisions waiving the insure's right of subrogation and to the extent such insurance provided for herein permits waiver of subrogation, Landlord and Tenant hereby release each other of and from liability for any claim covered by insurance permitting waiver of subrogation. If, and to the extent, that such waiver of subrogation can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten (10) days after receipt of written notice of the amount of such premium or shall be deemed to have agreed that the party obtaining said insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation.

12.  Remedies

         (a) In the event of a breach or threatened breach by Landlord of any of the covenants or provisions of this Lease, Tenant shall have the right to injunction and the right to invoke any remedy allowed at law or in equity and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Tenant from any other remedy, in law or in equity.

         (b) In addition to any other remedy herein provided to Tenant for any failure or default by Landlord to comply with the terms and conditions of this Lease, Tenant, without being under any obligation to do so, and without thereby waiving such default, may remedy such default of Landlord for the account and at the expense of Landlord. If Tenant makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to attorney's fees and costs in instituting, prosecuting or defending any action or proceeding, such sums paid and obligations incurred, together with interest at the rate of twelve (12%) percent per annum, shall be paid to Tenant by Landlord, on demand, or shall be taken as an offset to the rent.

13.  Miscellaneous

         A. Landlord shall use Landlords commercially reasonable efforts to obtain the agreement of any subsequent mortgagee that it will not disturb Tenant's tenancy upon a foreclosure so long as Tenant is not in default hereunder.

         B. Force Majeure. In the event that either hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure to power, restrictive governmental laws or regulations, riots, insurrection, war, acts of God, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

         C. Binding Effect. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the respective heirs, executors, administrators, legal representative, successors and permitted assigns of the said parties. The parties hereto, by the signing hereof, agree for themselves and for their heirs, legal representatives, successors and assigns to execute any instruments and to take any actions which may be necessary or proper in carrying out the provisions of this Lease. The liability of any person, firm, corporation or limited liability company named as Landlord or Tenant herein shall be joint and several.

         D. Remedies. The rights and remedies of each of the parties contained in this Lease are not intended to be exclusive, but as additional to any and all rights and remedies the parties would otherwise have by law.